UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 NE 8th Street, Suite 1910

Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TRNO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting in Bellevue, Washington. As of the record date, there were a total of 106,256,445 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a)

Votes regarding the election of the persons named below as directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualifies were as follows:

Names of Directors	Total Number of Votes Cast For	Total Number of Votes Against	Total Number of Votes Abstain	Broker Non Votes
W. Blake Baird	99,286,052	2,036,043	127,852	1,944,538
Michael A. Coke	100,004,337	1,317,725	127,885	1,944,538
Gary N. Boston	99,290,923	2,023,228	135,796	1,944,538
LeRoy E. Carlson	95,582,454	5,732,026	135,467	1,944,538
Paul J. Donahue, Jr.	100,468,571	853,515	127,861	1,944,538
Irene H. Oh	100,257,880	1,042,150	149,917	1,944,538
Constance von Muehlen	100,432,572	867,458	149,917	1,944,538
Douglas M. Pasquale	98,196,379	3,231,042	22,526	1,944,538

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director until the next annual meeting of stockholders and until his or her successor has been duly elected and qualifies.

(b)	Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non Votes
99,590,913	1,828,911	30,123	1,944,538

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c)	Votes regarding the ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent registered certified public accounting firm for the 2026 fiscal year were as follows:

For	Against	Abstain	Broker Non Votes
102,911,252	466,017	17,216	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered certified public accounting firm of the Company to serve for the fiscal year ending December 31, 2026 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: May 6, 2026	By:	/s/ Jaime J. Cannon
Jaime J. Cannon
Executive Vice President and Chief Financial Officer